SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549




                                  Form 8-K/A-1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 13, 1998


                            AmeriVest Properties Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                   1-14462                 84-1240264
           --------                   -------                 ----------
(State or other jurisdiction      (Commission File           (IRS Employer
      of incorporation)                Number)              Identification No.)






             7100 Grandview Avenue, Suite 1, Arvada, Colorado 80002
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)




        Registrant's telephone number, including area code (303) 421-1224
                                                           ---------------

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

Financial Statements of Real Estate Properties Acquired

Independent Auditor's Report                                           F-1
Combined Statements of Real Estate Operating Revenues
         and Expenses - year ended December 31, 1997
         and six months ended June 30, 1998 (unaudited)                F-2
Notes to Financial Statement                                        F-3 -4


Unaudited Pro Forma Financial Information

Pro Forma Financial Information                                        F-5
Unaudited Pro Forma Consolidated Balance Sheet
         as of June 30, 1998                                           F-6
Unaudited Pro Forma Consolidated Statement of
         Operations - six months ended June 30, 1998                   F-7
Unaudited Pro Forma Consolidated Statement of
         Operations - year ended December 31, 1997                     F-8
Notes to Unaudited Pro Forma Consolidated
               Financial Statements                                 F-9-10

                          INDEPENDENT AUDITOR'S REPORT

To The Board of Directors and Stockholders
AMERIVEST PROPERTIES INC.

We have audited the accompanying combined statement of real estate operating revenues and expenses for ten Texas real estate properties acquired by AmeriVest Properties Texas Inc., a wholly owned subsidiary of AmeriVest Properties Inc., and for one Texas real estate property acquired by AmeriVest Properties Odessa Inc., a wholly owned subsidiary of AmeriVest Properties Inc., for the year ended December 31, 1997. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the real estate operating revenues and expenses of the Texas real estate properties acquired by AmeriVest Properties Texas Inc. and AmeriVest Properties Odessa Inc.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the real estate operating revenue and expenses of the Texas real estate properties acquired by AmeriVest Properties Texas Inc. and AmeriVest Properties Odessa Inc., for the year ended December 31, 1997 in conformity with generally accepted accounting principles.


                                          Wheeler Wasoff, P.C.


Denver, Colorado
August 26, 1998

                            AMERIVEST PROPERTIES INC.
                      TEXAS REAL ESTATE PROPERTIES ACQUIRED
       COMBINED STATEMENTS OF REAL ESTATE OPERATING REVENUES AND EXPENSES
   YEAR ENDED DECEMBER 31, 1997 AND SIX MONTHS ENDED JUNE 30, 1998 (Unaudited)


                                                        Year         Six Months
                                                        Ended          Ended
                                                     December 31,     June 30,
                                                        1997            1998
                                                     -----------     -----------
                                                                     (Unaudited)


REAL ESTATE OPERATING REVENUES                        $1,453,536      $  734,576
                                                      ----------      ----------
REAL ESTATE OPERATING EXPENSES
     Property operating expenses
              Operating expenses                         476,058         249,689
              Real estate taxes                          157,053          78,528
              Management fees                             13,110           6,555
     General and administrative                           25,887          14,544
                                                      ----------      ----------

                                                         672,108         349,316
                                                      ----------      ----------

NET INCOME FROM REAL ESTATE OPERATIONS                $  781,428      $  385,260
                                                      ==========      ==========













The accompanying notes are an integral part of the financial statement.

                            AMERIVEST PROPERTIES INC.
                      TEXAS REAL ESTATE PROPERTIES ACQUIRED
                          NOTES TO FINANCIAL STATEMENT
                 DECEMBER 31, 1997 and JUNE 30, 1998 (Unaudited)


NOTE 1 - BASIS OF PRESENTATION

     Pursuant to purchase and sale agreements entered into in November 1997, AmeriVest Properties Inc. (AmeriVest), through its wholly owned subsidiaries AmeriVest Properties Texas Inc. (AmeriVest Texas) and
     AmeriVest Properties Odessa Inc. (AmeriVest Odessa) completed the acquisition of 11 office buildings (the Acquired Buildings) in the State of Texas. AmeriVest Odessa purchased one of the buildings on June 29, 1998 and AmeriVest Texas acquired ten of the buildings on July 13, 1998. The aggregate purchase price of the Acquired Buildings consisted of approximately $6.1 million in cash, the assumption of $192,000 of debt and the issuance of 207,200 shares of AmeriVest's common stock, valued at $5.00 per share.

     The real estate operating revenues and expenses presented in the accompanying financial statement relate only to the operations of the Acquired Buildings and do not represent all of the operating costs and expenses of the sellers. Operating expenses include the actual costs of operating and maintaining the Acquired Buildings, but do not include charges for interest, depreciation, federal or state income taxes or general and administrative expenses not directly related to the Acquired Buildings. The amounts of these omitted expenses are not known or reasonably available. The real estate operating expenses for the periods presented may not be indicative of future operation of the Acquired Buildings.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     REVENUE RECOGNITION

     Rental revenue from real estate operations is recognized as earned, on a monthly basis.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - LEASE AGREEMENTS

     The following table summarizes future minimum base rent to be received from noncancelable tenant leases for the Acquired Buildings that expire each year as of December 31:

                  1998                               $        1,465,211
                  1999                                        1,466,893
                  2000                                        1,446,108
                  2001                                        1,277,094
                  2002                                        1,041,968
                  Thereafter                                  1,960,941
                                                     ------------------
                                                     $        8,658,215
                                                     ==================

NOTE 4 - CONCENTRATIONS

     Substantially all rentable space of the Acquired Buildings is leased under long-term lease agreements with governmental agencies of the State of Texas. The lease agreements have a provision for early termination at the option of the lessee, based on funding limitations established by the State legislature.


NOTE 5 - UNAUDITED FINANCIAL STATEMENT

     The  financial  statement  for  the  six  months  ended  June  30,  1998 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary to a fair presentation of the financial statement for that interim period have been made. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

                   AMERIVEST PROPERTIES INC. AND SUBSIDIARIES
                         PRO FORMA FINANCIAL INFORMATION

The accompanying pro forma consolidated balance sheet presents the historical financial information of AmeriVest as of June 30, 1998, as adjusted for the acquisition of the Acquired Buildings by AmeriVest Texas on July 13, 1998 as if the acquisition had occurred on June 30, 1998.

The accompanying pro forma consolidated statement of operations for the six months ended June 30, 1998 and year ended December 31, 1997 combine the historical financial information of AmeriVest with the historical real estate operating revenues and expenses of the eleven Acquired Buildings as if the acquisitions had occurred at the beginning of each of the periods presented.

The pro forma consolidated financial statements have been prepared by AmeriVest management based upon the historical financial statements of AmeriVest and the Acquired Buildings. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Acquired Buildings contained elsewhere in this document and the historical financial statements of AmeriVest for the periods ended June 30, 1998 and December 31, 1997 included in AmeriVest's Form 10-QSB and Form 10-KSB filed for each of those periods, respectively.

                                                    AMERIVEST PROPERTIES INC.
                                              PRO FORMA CONSOLIDATED BALANCE SHEET
                                                          JUNE 30, 1998
                                                           (Unaudited)

                                                              AmeriVest            Pro Forma                Pro Forma
                                                             (Historical)         Adjustments                Combined
                                                             ------------         -----------                --------
ASSETS
    Investment in Real Estate
    Land                                                     $  2,726,698        $    962,420    (a)       $  3,689,118
    Building and improvements                                  13,192,757           6,281,880    (a)         19,454,637
    Furniture, Fixtures and Equipment                             249,675                                       249,675
    Tenant Improvements                                           539,490                                       539,490
    Less Accumulated depreciation and amortization             (5,399,504)                                   (5,399,504)
                                                             ------------        ------------              ------------

        Net Investment in Real Estate                          11,309,116           7,224,300                18,533,416


    Cash and cash equivalents                                     209,874                                      209,874
    Tenant accounts receivable                                     33,811                                        33,811
    Deferred Financing Costs, Net                                 101,347              75,547    (d)            176,894
    Prepaid Expenses and Other Assets                             617,150             212,465    (d)            829,615
                                                             ------------        ------------              ------------

    Total Assets                                             $ 12,271,298        $  7,512,312              $ 19,783,610
                                                             ============        ============              ============

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
    Mortgage loans and notes payable                         $  8,393,704        $  6,439,930    (b)       $ 14,833,634
    Accounts payable and accrued expenses                          74,473                                        74,473
    Accrued interest                                               56,219                                        56,219
    Accrued real estate taxes                                     188,099              72,882    (d)            260,981
    Prepaid rents and security deposits                            89,913                                        89,913
    Dividends payable                                             161,783                                       161,783
                                                             ------------        ------------              ------------

    Total Liabilities                                           8,964,191           6,512,812                15,477,003
                                                             ------------        ------------              ------------

STOCKHOLDERS' EQUITY
    Common stock                                                    1,445                 200    (c)              1,645
    Capital in excess of par value                              4,540,938             999,300    (c)          5,540,238
    Distributions in excess of accumulated earnings            (1,235,276)         (1,235,276)
                                                             ------------        ------------

    Total Stockholders' Equity                                  3,307,107             999,500                 4,306,607
                                                             ------------        ------------              ------------

    Total Liabilities and Stockholders' Equity               $ 12,271,298        $  7,512,312              $ 19,783,610
                                                             ============        ============              ============



                                  See notes to the pro forma consolidated financial statements.

                                                                  F-6


                                               AMERIVEST PROPERTIES INC. AND SUBSIDIARIES
                                             PRO FORMA CONSOLIDATED STATEMENT OF OPERATONS
                                                     SIX MONTHS ENDED JUNE 30, 1998
                                                               (Unaudited)

                                                             Historical                       Pro Forma                Pro Forma
                                                    AmeriVest        Acquired Bldgs.          Adjustments               Combined
                                                    ---------        ---------------          -----------               --------
REAL ESTATE OPERATING REVENUE
     Rental revenue
         Commercial properties                  $       661,001    $          734,576                               $     1,395,577
         Storage properties                             721,138                                                             721,138
                                                ---------------    ------------------                               ---------------

                                                      1,382,139               734,576                                     2,116,715
                                                ---------------    ------------------    ----------------           ---------------
REAL ESTATE OPERATING EXPENSES
     Property operating expenses
         Operating expenses                             302,091               249,689                                       551,780
         Real estate taxes                              149,603                78,528                                       228,131
         Management fees                                 75,491                 6,555              30,173  (f)              112,219
     General and administrative                         197,309                14,544                                       211,853
     Interest                                           356,527                                   227,000  (g)              583,527
     Depreciation and amortization                      294,755                                   119,357  (e)              414,112
                                                ---------------    ------------------    ----------------           ---------------

                                                      1,375,776               349,316             376,530                 2,101,622
                                                ---------------    ------------------    ----------------           ---------------

OTHER INCOME
    Interest Income                                       1,742                                                               1,742
                                                ---------------    ------------------    ----------------           ---------------

NET INCOME                                      $         8,105               385,260    $       (376,530)          $        16,835
                                                ===============    ==================    ================           ===============

NET INCOME PER COMMON SHARE                                                                                         $          0.01
                                                                                                                    ===============

NET INCOME PER COMMON SHARE
    ASSUMING DILUTION                                                                                               $          0.01
                                                                                                                    ===============

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
    OUTSTANDING                                                                                                           1,645,270
                                                                                                                    ===============
WEIGHTED AVERAGE NUMBER OF COMMON SHARES
    OUTSTANDING ASSUMING DILUTION                                                                                         1,650,270
                                                                                                                    ===============


                                       See notes to the pro forma consolidated financial statements.

                                                                      F-7



                                               AMERIVEST PROPERTIES INC. AND SUBSIDIARIES
                                             PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                                      YEAR ENDED DECEMBER 31, 1997
                                                               (Unaudited)

                                                                  Historical                      Pro Forma              Pro Forma
                                                         AmeriVest          Acquired Bldgs.       Adjustments            Combined
                                                         ---------          ---------------       -----------            --------
REAL ESTATE OPERATING REVENUE
     Rental revenue
         Commercial properties                       $     1,132,849    $     1,453,536    $                       $     2,586,385
         Storage properties                                1,349,333                                                     1,349,333
                                                     ---------------    ---------------    ------------------      ---------------

                                                           2,482,182          1,453,536                                  3,935,718
                                                     ---------------    ---------------    ------------------      ---------------

REAL ESTATE OPERATING EXPENSES
     Property operating expenses
         Operating expenses                                  559,304            476,058                                  1,035,362
         Real estate taxes                                   282,860            157,053                                    439,913
         Management fees                                     141,136             13,110              59,567  (f)           213,813
     General and administrative                              400,376             25,887                                    426,263
     Interest                                                685,429                                457,700  (g)         1,143,129
     Depreciation and amortization                           570,307                                238,714  (e)           809,021
                                                     ---------------    ---------------    ----------------        ---------------

                                                           2,639,412            672,108             755,981              4,067,501
                                                     ---------------    ---------------    ----------------        ---------------

OTHER INCOME
    Interest Income                                           36,778                                                        36,778
                                                     ---------------    ---------------    ----------------        ---------------

NET (LOSS) INCOME                                    $     (120,452)    $       781,428    $       (755,981)       $       (95,005)
                                                     ===============    ===============    ================        ===============


NET (LOSS) PER COMMON SHARE                                                                                        $          (.06)
                                                                                                                   ================


WEIGHTED AVERAGE NUMBER OF COMMON
    SHARES OUTSTANDING                                                                                                    1,604,470
                                                                                                                   ================



                                    See notes to the pro forma consolidated financial statements.

                                                                   F-8


                   AMERIVEST PROPERTIES INC. AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)


NOTE 1 - SUMMARY OF TRANSACTION AND BASIS OF PRESENTATION

     The accompanying unaudited pro forma financial statements are presented to reflect the acquisition of the eleven Acquired Buildings by AmeriVest's wholly owned subsidiaries, AmeriVest Odessa and AmeriVest Texas. The acquisition of one building by AmeriVest Odessa was completed on June 29, 1998 and the acquisition of ten buildings by AmeriVest Texas was completed on July 13, 1998.

     The accompanying consolidated pro forma balance sheet of June 30, 1998 has been prepared to give effect to the acquisition of ten buildings by AmeriVest Texas as if the acquisition occurred on June 30, 1998. The historical balance sheet of AmeriVest as of June 30, 1998 includes the acquisition of the one building by AmeriVest Odessa. The accompanying unaudited pro forma statements of operations combine AmeriVest for the year ended December 31, 1997 and the six months ended June 30, 1998 with the real estate operating revenues and expenses of the eleven Acquired Buildings for each of those periods, respectively, and are presented as if the acquisition had occurred at the beginning of each of the periods presented.

NOTE 2 - PRO FORMA ADJUSTMENTS

     The unaudited pro forma financial statements reflect the following pro forma adjustments:

     (a) Purchase price of the ten Acquired Buildings by AmeriVest Texas.

     (b) Increase in mortgage loans and notes payable related to the Acquired Buildings by AmeriVest Texas consisting of a $6.0 million mortgage loan on the Acquired Buildings (interest at 7.66%), assumption of a $192,000 note (interest at 8.5%), and an addition of $247,930 to AmeriVest's existing credit agreement with a commercial bank, floating interest rate (8.5% at June 30, 1998).

     (c) Issuance of 199,900 shares of AmeriVest common stock in conjunction with the acquisition of the ten Acquired Buildings by AmeriVest Texas valued at $5.00 per share (an aggregate of $999,500).

     (d) Prepaid escrow deposits, loan fees and accrued real estate taxes in conjunction with the acquisition and financing arrangements of the ten Acquired Buildings by AmeriVest Texas.

     (e) Additional depreciation expense on the eleven Acquired Buildings.

     (f) Additional management fees to 5% of gross revenues on the eleven Acquired Buildings.

     (g) Additional interest expense related to the financing of the ten Acquired Buildings by AmeriVest Texas.

NOTES 3 - INCOME (LOSS) PER SHARE

     Pro forma income (loss) per common share for the six months ended June 30, 1998 and for the year ended December 31, 1997 is computed based on the weighted average number of common shares outstanding during the periods, assuming that the 207,200 shares issued in conjunction with the acquisition of the eleven Acquired Buildings were issued at the beginning of the periods.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    September 28, 1998                     AMERIVEST PROPERTIES INC.



                                                By:   /s/ James F. Etter
                                                      --------------------------
                                                          James F. Etter
                                                          President


                                      F-10